SILVER BAY REALTY TRUST CORP. SECOND QUARTER 2013 INVESTOR PRESENTATION

2 SAFE HARBOR STATEMENT FORWARD-LOOKING STATEMENTS This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that could cause actual results to differ include: Silver Bay’s ability to execute share repurchases upon terms acceptable to the company; adverse economic or real estate developments in Silver Bay’s target markets; defaults on, early terminations of or non-renewal of leases by residents; difficulties in identifying properties to acquire and completing acquisitions; increased time and/or expense to gain possession and renovate properties; Silver Bay’s failure to successfully operate its properties; Silver Bay’s ability to obtain financing arrangements; Silver Bay’s failure to meet the conditions to draw under the credit facility; general volatility of the markets in which it participates; interest rates and the market value of Silver Bay’s target assets; the impact of changes in governmental regulations, tax law and rates, and similar matters. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Silver Bay does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Silver Bay’s most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward looking statements concerning Silver Bay or matters attributable to Silver Bay or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

3 SILVER BAY REALTY TRUST CORP.  First publicly traded single-family residential REIT  Mission of bringing institutional excellence to the single-family rental market  Capitalize on generational opportunity created by dislocations in U.S. housing market − Acquire single-family properties at significant discounts to replacement cost − Focus on markets with strong demographic and macroeconomic indicators  Diversified portfolio of ~5,600(2) single-family properties in Arizona, California, Florida, Georgia, Nevada, North Carolina, Ohio and Texas  Trading on NYSE provides investors liquidity and exposure to the single-family residential asset class (1) Estimated net asset value, or NAV, is a non-GAAP financial measure. A reconciliation of book value to NAV is included in the appendix. (2) As of July 31, 2013, Silver Bay owned a portfolio of more than 5,600 single-family properties. AS OF JUNE 30TH, 2013 WE ESTIMATE NAV TO BE $18.95 PER SHARE(1)

4 SILVER BAY POSITIONED TO DELIVER VALUE TO STOCKHOLDERS (1) Estimated net asset value, or NAV, is a non-GAAP financial measure. A reconciliation of book value to NAV is included in the appendix.  Disciplined approach to acquisitions is paramount to delivering attractive total returns  Portfolio of homes located in the most desirable demographic markets, combining potential home price appreciation and rental yields  Seasoned management team, institutional-grade infrastructure and top-quality sponsorship by Pine River Capital Management STRONG INDUSTRY FUNDAMENTALS POSITIONED TO DELIVER ATTRACTIVE RETURNS  Macroeconomic and demographic trends support long-term industry outlook  Historical correlation between home price appreciation and rental growth  Strong progress in renovation and leasing; well-positioned for 2014 and beyond  Trading at discount to NAV(1) of $18.95 per fully diluted share SILVER BAY COMPETITIVE ADVANTAGE

5 SECOND QUARTER 2013 HIGHLIGHTS  Achieved record leasing pace; increased number of leased properties by ~1,200 homes or 50% quarter- over-quarter  Total revenue increased 40% quarter-over-quarter to $10.7 million  Net operating income, or NOI(1), increased 79%, outpacing quarterly revenue growth  Improved occupancy for properties owned six months or longer by six percentage points to 87%  Increased occupancy for aggregate portfolio by twelve percentage points to 65%  Reported estimated NAV(2) of $18.95 per fully diluted share compared to book value per fully diluted share of $17.30 as of June 30, 2013 5,571 PROPERTIES OWNED AS OF JUNE 30, 2013 (1) Estimated NOI is a non-GAAP financial measure. A reconciliation of net loss to NOI is included in the appendix. (2) Estimated net asset value, or NAV, is a non-GAAP financial measure. A reconciliation of book value to NAV is included in the appendix.

6 PORTFOLIO OVERVIEW AS OF JUNE 30, 2013 AGGREGATE PORTFOLIO Total Number of Properties(1) 5,571 Properties Leased 3,610 Occupancy Rate 65% STABILIZED PROPERTIES Number of Stabilized Properties(2) 3,830 Properties Leased 3,610 Occupancy Rate 94% PROPERTIES OWNED AT LEAST SIX MONTHS Number of Properties Owned Six Months or Longer 3,371 Properties Leased 2,938 Occupancy Rate 87% PROPERTIES BY MARKET (1) Total properties exclude properties held for sale by the Company’s taxable REIT subsidiary and any properties acquired in previous periods in sales that have been subsequently rescinded or vacated. (2) The Company considers a property stabilized at the earlier of (a) its first authorized occupancy or (b) 90 days after the renovations for such property are complete. Properties acquired with in-place leases are considered stabilized even though such properties may require future renovation to meet our standards and may have existing residents who would not otherwise meet our resident screening requirements. Phoenix 26% Atlanta 17% Tampa 17% Northern CA 7% Las Vegas 5% Columbus 5% Tucson 4% Dallas 4% Orlando 3% Southern CA 3% Southeast FL 3% Charlotte 2% Jacksonville 2% Houston 2%

INVESTMENT OPPORTUNITY

8 DIFFERENTIATED INVESTMENT STRATEGY 8 PROPERTY SELECTION MARKET DETERMINATION ACQUISITION DISCIPLINE  Rigorous underwriting standards critical to long- term returns  Primary focus on quality asset selection; secondarily on asset aggregation  Thoughtful capital allocation across markets  Leveraging multiple acquisition channels  Favorable macroeconomic and demographic factors  Most attractive profiles encompassing home price appreciation and rental yield  Incorporating local knowledge of communities  Preferred resident locations, scope includes older homes with desirable infill locations  Proximity to key employment centers, transportation and school districts  Target residents in deepest segment of rental market VALUE CREATION FOR STOCKHOLDERS

9 HISTORIC INVESTMENT OPPORTUNITY -10% 10% 30% 50% 70% 90% 110% 130% 150% NATIONAL Atlanta Phoenix Tampa  U.S. real housing prices have fallen 33% from their peak in 2006  Silver Bay’s largest MSAs of Phoenix, Tampa and Atlanta have fallen more than the national average  Attractive environment to continue acquiring in select markets at levels below replacement cost  Multiple factors contributing to strong rental demand for single- family properties  High correlation between rental rates and HPA over time suggesting future rent growth TOTAL RETURN COMBINES CAPITAL APPRECIATION AND RENTAL YIELDS NATIONAL PEAK TO TROUGH(2) -33% PAST TWELVE MONTHS 12% (1) Source: Corelogic. (2) Peak refers to highest historical home prices in a particular market. Trough refers to lowest home prices in a particular market since the peak. U.S. HOUSING PRICES(1)

10 -60% -40% -20% 0% 20% 40% 60% Commercial Property Price Index (All Property Types) Commercial Property Price Index (Apartment) Case Schiller Composite S&P 500 SINGLE-FAMILY RESIDENTIAL ASSET RECOVERY HAS LAGGED +30% (21%) COMMERCIAL INDICES AND S&P 500 VS. SINGLE-FAMILY RETURNS +51% +27% (1) Represents Commercial Property Price Index for all property types and apartments for the period January 2006 through July 2013. Source: Green Street Advisors. (2) Represents S&P/Case-Shiller Composite 20 Home Price Index (Not Seasonally Adjusted) for the period January 2006 through July 2013. Source: Bloomberg. (3) Represents S&P 500 Total Return Index (SPXT: IND) for the period January 2006 through July 2013. Source: Bloomberg. (1) (2) (3) (1) (1) (2) (3)

SIGNIFICANCE OF DISCIPLINED ACQUISITIONS

DISCIPLINED ACQUISITIONS IS CRITICAL TO DELIVERING ATTRACTIVE RETURNS

Illustrative Example[1]: Overpaying by 15% Translates into 300 Basis Points in CAGR



Estimated 5-Year Replacement Cost Assumes 2.5% Inflation $225K
Estimated Current Replacement Cost(2) $200K
15% Premium to SBY Cost $148K
SBY Avg. Cost Basis per Home $129K
SBY Estimated Enterprise Value per Home(3) $120K
+15% Premium
+7% Discount
9% CAGR
12% CAGR
$240
$220
$200
$180
$160
$140
$120
$100
-
YEAR ONE
YEAR TWO
YEAR THREE
YEAR FOUR
YEAR FIVE

(1) The information presented in this chart represents illustrative appreciation for residential real properties and assumes that property prices in each scenario revert to replacement cost. The estimated increases in property values and the related returns are provided for illustrative purposes only and do not represent Silver Bay's actual or predicted future performance. You should not rely on this information as actual results may differ materially.

(2) Estimated current replacement cost is calculated by utilizing the National Association of Home Builders', or NABH, 2011 total construction cost and average property square foot to estimate average construction cost per square foot. This estimate, in addition to NAHB's average finished lot cost, is applied to Silver Bay's portfolio of single-family homes.

(3) Silver Bay estimated enterprise value per home is calculated by adding the Company's market capitalization to the estimated net debt, as defined as the amount outstanding on the Company's credit facility less cash and cash equivalents as of June 30, 2013. The Company's market capitalization is determined by the Company's closing price of $15.98 on September 6, 2013.

SILVERBAY Realty Trust Corp.
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12 MARKET SELECTION IS ESSENTIAL TO LONG-TERM PERFORMANCE ANALYTICAL APPROACH TO MARKET SELECTION  Potential home price appreciation  Attractive underwritten gross and net rental yields  Sufficient housing units to achieve scale  Favorable supply and demand dynamics ― Positive demographic trends, including population and employment growth ― Forecasted shortage in new housing builds Source: CoreLogic as of June 2013. (1) MSA used for Northern California is Fairfield-Vallejo, which most closely approximates the geographic area in which we purchase homes in Northern California. This MSA is comprised of Solano County and the most populous cities in the MSA are Vallejo, Fairfield, Vacaville, Suisun and Benicia. (2) Peak refers to highest historical home prices in a particular market. Trough refers to lowest home prices in a particular market since the peak. BENEFITING FROM INITIAL STAGES OF HOUSING RECOVERY INVESTED CAPITAL AS OF JUNE 30, 2013 ($ IN MILLIONS) HPA 1-MONTH 3-MONTH 12-MONTH Phoenix 1.6% 5.7% 17.1% Tampa 2.2% 5.8% 9.4% Atlanta 1.7% 9.3% 16.1% Northern California(1) 4.5% 10.6% 25.9% Las Vegas 2.7% 8.5% 26.0% National 1.9% 7.5% 11.9% EARLY ENTRY IN SELECT MARKETS  Initial deployment of capital in highly distressed markets at favorable pricing  Year-over-year housing price increases across all Silver Bay markets  While pricing has rebounded from the lows, significant upside remains  Strong macroeconomic and demographic factors continue to drive market level appreciation (35%) (38%) (16%) (48%) (46%) (53%) (48%) (34%) (60%) (60%) (70%) (60%) (50%) (40%) (30%) (20%) (10%) – Phoenix Tampa Atlanta Northern CA (3) Las Vegas Peak to Current Peak to Trough $121 $193 $114 $73 $40 ~75% OF AGGREGATE COST BASIS OF TOTAL PORTFOLIO CA(1) (2)

13 -8% -6% -4% -2% 0% 2% 4% 6% 8% -25% -20% -15% -10% -5% 0% 5% 10% 15% HOME PRICES LISTING RENTS LAGGED 12 MONTHS - RIGHT AXIS HIGH CORRELATION BETWEEN RENTS AND HPA SUGGEST STRONG FUTURE RENTAL INCREASES HOME PRICES PUT UPWARD PRESSURE ON LISTING RENTS(1) (1) Source: CoreLogic January 2013. YEAR-OVER-YEAR CHANGE YEAR-OVER-YEAR CHANGE, 12 MONTH LAG - LEFT AXIS

14 -30% -25% -20% -15% -10% -5% 0% 5% 9-MAY-13 24-MAY-13 8-JUN-13 23-JUN-13 8-JUL-13 23-JUL-13 7-AUG-13 22-AUG-13 SBY ARPI MSCI REIT Index Homebuilders Index Pine River MREIT Index (4) MACROECONOMIC PRESSURE ON CREDIT SENSITIVE AND HOUSING RELATED SECURITIES 5/22/2013 FED MINUTES  Single-family sector trading similar to rate-sensitive and housing related sectors  SBY opportunity is differentiated: SBY fundamentals are improving against backdrop of strong HPA and NAV growth (1) Represents American Residential Properties’ stock price from May 9, 2013 through September 4, 2013. Source: Yahoo Finance (Ticker: ARPI). (2) Represents the MSCI Mortgage REIT Index from May 9, 2013 through September 4, 2013. Source: Bloomberg (Ticker: RMZ). (3) Represents the Russell 3000 Homebuilding Index from May 9, 2013 through September 4, 2013. Source: Bloomberg (Ticker: RGUSDHB). (4) Represents the Pine River Mortgage REIT Index from May 9, 2013 through September 4, 2013. Source: Bloomberg (Ticker: PRMRITR). (1) (2) (3)

STRATEGY AND EXECUTION

16 CORE BUSINESS STRATEGY  Provide high quality rental homes with best-in-class customer service to create a long-term sustainable business  Achieve attractive total return combining capital appreciation with rental cash flow yields ACQUISITIONS RENOVATIONS PROPERTY MANAGEMENT ACHIEVE EFFICIENCIES  Disciplined growth through rigorous asset selection  Dedicated focus on properties exhibiting attractive total return profile  Selection of high- quality homes in resident preferred locations  High-quality up-front initial renovations to minimize future ongoing maintenance expenses  Standardized fit and finish maximizes longevity and cost savings as well as resident satisfaction  Rigorous tenant screening process ensures quality residents with increased likelihood of long term tenancy  Excellence in customer service to provide resident satisfaction and establish lasting relationships  Expand operating platform and capture efficiencies of scale  Establish brand as preferred manager within single-family rental community  Leverage G&A, reduce per unit operating expenses and lower cost of capital

17 STRATEGIC GROWTH THROUGH ACQUISITIONS PROPERTIES BY MARKET  Portfolio of ~5,600(1) single-family homes  Increased portfolio by 67% through selective acquisitions of 2,250 homes since IPO  Continue to acquire selectively with focus on expanding in markets with the most compelling opportunities ACQUISITION HIGHLIGHTS Phoenix 26% Atlanta 17% Tampa 17% Northern CA 7% Las Vegas 5% Columbus 5% Tucson 4% Dallas 4% Orlando 3% Southern CA 3% Southeast FL 3% Charlotte 2% Jacksonville 2% Houston 2% $17.30 $18.95 Book Value NAV Q2-2013 BOOK VALUE VS. NAV PER SHARE(2) (1) As of July 31, 2013, Silver Bay owned a portfolio of more than 5,600 single-family properties. (2) Estimated net asset value, or NAV, is a non-GAAP financial measure. A reconciliation of book value to NAV is included in the appendix.

18 AUCTION DETERMINE RENTAL COMPS BULK DILIGENCE AND ON-SITE ASSESSMENT COMMITMENT TO DISCIPLINED ASSET SELECTION BROKER  Large inventory of distressed properties meeting SBY criteria  Acquired more than 2,100 properties over last four quarters at auctions  Relationship-driven channel  Increased to 70% of total acquisitions in second quarter 2013  On-ground team with extensive experience and ability to move quickly  Facilitated strategic growth in California, Atlanta and Columbus markets  Observing increasing number of portfolios trade RIGOROUS UNDERWRITING AND DILIGENCE PROCESSES DEVELOPING AND LEVERAGING ACQUISITIONS CHANNELS  Collaborative effort with local partners  Leverage public databases and exclusive relationships PROCESS PROPERTY THROUGH PROPRIETARY MODEL TO DETERMINE BID RANGE  Rental growth assumption not reflected in model  Assumption to own property for indefinite period of time − Comprehensive initial renovation assumption − Annual repairs reflects full property life cycle  Review title  Comprehensive on-site assessment for broker and bulk sourced properties  Drive-by inspection for auction sourced properties

19 0 200 400 600 800 1,000 1,200 Q1 - 2012 Q2 - 2012 Q3 - 2012 Q4 - 2012 Q1 - 2013 Q2 - 2013 Acquisitions Renovations Increase in Number of Leased Properties DEMONSTRATED PROGRESS IN RENOVATION AND LEASING EXPANSION(1) (1) The above chart shows the pace of quarterly acquisitions, renovations and increase in number of leased homes of the Company’s Predecessor and the Company and does not reflect accepted purchase agreements that have not yet closed. Fourth quarter acquisition numbers exclude the acquisition of the 881 properties owned by the Provident Entities.

20 53% 65% Q1 - 2013 Q2 - 2013 Aggregate Portfolio  Successfully aligned renovation capacity with historic acquisition pace  Expanded leasing infrastructure; more than doubled the number of leased properties since IPO  Increased occupancy metrics in almost all Silver Bay markets  Constructed portfolio of more than $710 million single-family homes − Achieved necessary scale to generate positive cash flow on a stabilized basis − Ability to leverage existing operating infrastructure and corporate expenses with incremental growth DELIVERED STRONG INCREASES IN OCCUPANCY 81% 87% Q1 - 2013 Q2 - 2013 Properties Owned Six Months or Longer 92% 94% Q1 - 2013 Q2 - 2013 Stabilized Portfolio GAINING POSITIVE OPERATIONAL MOMENTUM

APPENDIX

22 SINGLE-FAMILY RENTALS AS AN EMERGING ASSET CLASS $15.5 $3.7 $9.1 $10.9 $2.2(1) $18.7 MUNI U.S. CORPORATE DEBT U.S. TREASURIES U.S. RESIDENTIAL REAL ESTATE U.S. EQUITIES $17.7 Institutional ownership is only 2-3% of a ~$2.2 trillion industry. Sources: Securities Industry and Financial Markets Association (SIFMA), World Federation of Exchanges and estimates of Silver Bay and its external manager, PRCM Real Estate Advisers LLC. Data presented as of the fourth quarter of 2012. (1) U.S. single-family rentals was estimated as of the fourth quarter of 2012 to be $2.2 trillion. FINANCIAL MARKETS (AMOUNTS IN TRILLIONS)

23 (1) Source: Federal Reserve Board’s Flow of Funds Accounts. (2) John Burns Real Estate Consulting (“JBREC”) calculations, white papers, and estimates of 2012 data using 2010 & 2011 CB figures. HOUSING MARKET OVERVIEW  U.S. housing stock as of the first quarter of 2012 was estimated to be more than 130 million housing units(1)  Approximately 40.6 million rental units, of which 11.1 million are single-family rental units(2)  Though fragmented, existing single- family rental market is estimated to be approximately half of the size of the multi-family rental sector  Institutional ownership of single-family rentals is still estimated to be only 2-3% and pricing remains attractive 132.8mm Housing Units 40.6mm Rented 13.6mm Individually Owned Rentals 25.1mm Multi-family Units 2.5mm Condo 11.1mm Single-family Rentals(2) 1.9mm Mobile Homes

24 Charlotte, NC 2% PORTFOLIO OVERVIEW AS OF JUNE 30, 2013 Atlanta, GA 17% Orlando, FL 3% Phoenix, AZ 26% Northern CA 7% Las Vegas, NV 5% Dallas, TX 4% Tucson, AZ 4% Tampa, FL 17% Silver Bay Headquarters Southern CA 3% Jacksonville, FL 2% Southeast FL 3% Minnetonka, MN Columbus, OH 5% Self-Managed Houston, TX 2% Third-Party Managed

PORTFOLIO OF SINGLE-FAMILY PROPERTIES

The following table provides a summary of Silver Bay's portfolio of single-family properties as of June 30, 2013.

MARKET	NUMBER OF PROPERTIES(1)	AGGREGATE COST BASIS(2) (THOUSANDS)	AVERAGE COST BASIS PER PROPERTY (THOUSANDS)	AVERAGE AGE(3) (IN YEARS)	AVERAGE SQUARE FOOTAGE	NUMBER OF LEASED PROPERTIES	NUMBER OF VACANT PROPERTIES(4)	AVERAGE MONTHLY RENT FOR LEASED PROPERTIES(5)
Phoenix	1,426	$ 192,860	$ 135	24.2	1,635	1,071	355	$ 1,045
Atlanta	973	113,951	117	16.9	2,019	629	344	1,178
Tampa	925	121,096	131	23.7	1,657	685	240	1,222
Northern CA(6)	413	73,104	177	45.1	1,381	323	90	1,451
Las Vegas	291	40,086	138	16.8	1,719	233	58	1,112
Columbus	273	22,422	82	35.8	1,415	66	207	889
Tucson	208	17,443	84	39.9	1,330	189	19	839
Dallas	204	23,053	113	20.4	1,642	72	132	1,240
Orlando	199	28,206	142	24.8	1,681	128	71	1,265
Southern CA(7)	158	22,847	145	43.1	1,347	105	53	1,115
Southeast FL(8)	156	26,907	172	33.0	1,734	11	145	1,757
Charlotte	129	16,563	128	11.8	1,982	65	64	1,193
Jacksonville	116	12,528	108	31.3	1,564	19	97	1,008
Houston	100	8,417	84	29.7	1,697	14	86	1,173
Totals	**5,571**	**$ 719,483**	**$ 129**	**25.8**	**1,673**	**3,610**	**1,961**	**$ 1,148**

(1) Total properties exclude properties held for sale by the Company's taxable REIT subsidiary and any properties acquired in previous periods in sales that have been subsequently rescinded or vacated.

(2) Aggregate cost includes all capitalized costs, determined in accordance with generally accepted accounting principles, incurred through June 30, 2013 for the acquisition, stabilization, and significant post-stabilization renovation of properties, including land, building, possession costs and renovation costs. Aggregate cost does not include accumulated depreciation.

(3) As of June 30, 2013, approximately 19% of the properties in the combined portfolio were less than 10 years old, 26% were between 10 and 20 years old, 18% were between 20 and 30 years old, 17% were between 30 and 40 years old, 9% were between 40 and 50 years old, and 11% were more than 50 years old.

(4) Total number of vacant properties includes properties in the process of stabilization as well as those available for lease.

(5) Average monthly rent for leased properties was calculated as the average of the contracted monthly rent for all leased properties as of June 30, 2013 and reflects rent concessions amortized over the life of the related lease.

(6) Northern California market currently consists of Contra Costa, Napa, Sacramento and Solano counties.

(7) Southern California market currently consists of Riverside and San Bernardino counties.

(8) Southeast Florida market currently consists of Miami Dade, Broward and Palm Beach counties.

SILVERBAY Realty Trust Corp.

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PORTFOLIO SUMMARY OF STABILIZED PROPERTIES AND THOSE OWNED SIX MONTHS OR LONGER

The following table summarizes Silver Bay's stabilized properties and those owned six months or longer as of June 30, 2013.

	STABILIZED PROPERTIES					PROPERTIES OWNED AT LEAST SIX MONTHS				
Market	Number of Stabilized Properties(1)	Properties Leased	Properties Vacant	Occupancy Rate	Average Monthly Rent for Leased Stabilized Properties(2)	Properties Owned 6 Months or Longer	Properties Leased	Properties Vacant	Occupancy Rate	Average Monthly Rent for Properties Owned at Least 6 Months(3)
Phoenix	1,158	1,071	87	93%	$ 1,045	1,001	908	93	91%	$ 1,056
Atlanta	700	629	71	90%	1,178	602	527	75	88%	1,190
Tampa	704	685	19	97%	1,222	810	652	158	81%	1,224
Northern CA	340	323	17	95%	1,451	255	229	26	90%	1,491
Las Vegas	238	233	5	98%	1,112	211	194	17	92%	1,177
Columbus(4)	66	66	-	100%	889	-	-	-	-	-
Tucson	195	189	6	97%	839	187	179	8	96%	840
Dallas	73	72	1	99%	1,240	26	23	3	89%	1,254
Orlando	129	128	1	99%	1,265	90	89	1	99%	1,308
Southern CA	108	105	3	97%	1,115	129	86	43	67%	1,141
Southeast FL(4)	14	11	3	79%	1,757	-	-	-	-	-
Charlotte	70	65	5	93%	1,193	60	51	9	85%	1,191
Jacksonville(4)	21	19	2	91%	1,008	-	-	-	-	-
Houston(4)	14	14	-	100%	1,173	-	-	-	-	-
Totals	**3,830**	**3,610**	**220**	**94%**	**$ 1,148**	**3,371**	**2,938**	**433**	**87%**	**$ 1,160**

(1) The Company considers a property stabilized at the earlier of (a) its first authorized occupancy or (b) 90 days after the renovations for such property are complete. Properties acquired with in-place leases are considered stabilized even though such properties may require future renovation to meet our standards and may have existing residents who would not otherwise meet our resident screening requirements.
(2) Average monthly rent for leased stabilized properties was calculated as the average of the contracted monthly rent for all stabilized leased properties as of June 30, 2013 and reflects rent concessions amortized over the life of the related lease.
(3) Average monthly rent for properties owned at least six months was calculated as the average of the contracted monthly rent for all properties owned at least six months as of June 30, 2013 and reflects rent concessions amortized over the life of the related lease.
(4) As of June 30, 2013, there were no properties owned six months or longer in this market.

SILVERBAY Realty Trust Corp.
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27 ESTIMATED PORTFOLIO AND ESTIMATED NET ASSET VALUE Estimated Portfolio Value and Estimated NAV are non-GAAP financial measures. Silver Bay provides the Estimated Portfolio Value and Estimated NAV as additional tools for investors seeking to value the Company. These metrics should be considered along with other available information in valuing and assessing Silver Bay, including the Company’s GAAP financial measures or other cash flow or yield metrics and should not be viewed as a substitute for book value, net investment in real estate, equity, net income or cash flows from operations prepared in accordance with GAAP, or as a measure of the Company’s profitability or liquidity. A description of the Company’s AVM along with certain assumptions and limitations related to its AVM and its calculations of Estimated Portfolio Value and Estimated NAV can be found on the Company’s website at www.silverbayrealtytrustcorp.com in the Investor Relations section under the non-GAAP Reconciliations link. The following is a reconciliation of the Company’s investment in real estate to Estimate Portfolio Value and book value to Estimated NAV: (1) Per share amounts are based upon common shares outstanding of 39,324,141 plus 27,459 of common units for a total of 39,351,600 fully diluted shares outstanding as of June 30, 2013. (2) Difference between AVM derived value of the Company’s portfolio of properties of $796,461, which assumes all properties are fully renovated, and net investment in real estate. (3) Estimated renovation reserve is calculated on properties in the portfolio that are not currently stabilized and for which the initial renovation has not been completed. (4) Book value as defined by U.S. generally accepted accounting principles, or GAAP, and represents total assets less total liabilities and less preferred stock in mezzanine or total equity. (AMOUNTS IN THOUSANDS OTHER THAN SHARE DATA) JUNE 30, 2013 AMOUNT PER SHARE(1) Investments in real estate, gross $ 719,483 $ 18.28 Accumulated depreciation (8,615) (0.22) Investments in real estate, net 710,868 18.06 Add: Increase in estimated fair market value of investment in real estate(2) 85,593 2.18 Less: Estimated Renovation Reserve(3) (20,811) (0.53) Estimated Portfolio Value $ 775,650 $ 19.71 Book value(4) $ 680,775 $ 17.30 Less: Investments in real estate, net (710,868) (18.06) Add: Estimated Portfolio Value 775,650 19.71 Estimated Net Asset Value $ 745,557 $ 18.95

28 NET OPERATING INCOME Net operating income, or NOI, is a non-GAAP measure and is defined by the Company as total revenue less property operating and maintenance, real estate taxes, homeowners’ association fees and property management expenses. NOI excludes depreciation and amortization, advisory management fee, general and administrative expenses, interest expense and other expenses. The Company considers NOI to be a meaningful financial measure, when considered with the financial statements determined in accordance with U.S. generally accepted accounting principles. The Company believes NOI is helpful to investors in understanding the core performance of the real estate operations of the Company. The following is a reconciliation of the Company’s NOI to net loss as determined in accordance with GAAP: (AMOUNTS IN THOUSANDS) THREE MONTHS ENDED JUNE 30, 2013 THREE MONTHS ENDED MARCH 31, 2013 Net loss $ (6,746) $ (6,382) Depreciation and amortization 4,961 3,417 Advisory management fees 2,578 2,852 General and administrative 1,949 1,528 Other 217 331 Interest expense 158 - Net Operating Income $ 3,117 $ 1,746

601 CARLSON PARKWAY | SUITE 250 | MINNETONKA | MN | 55305 P: 952.358.4400 | E: INVESTORS@SILVERBAYMGMT.COM